Exhibit 99.2

Quarterly Investor Supplement

December 31, 2023

This report should be read in conjunction with Voya Financial, Inc.'s Annual Report on Form 10-K for the Twelve Months Ended December 31, 2023. Voya Financial's Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q, can be accessed upon filing at the Securities and Exchange Commission’s website at www.sec.gov, and at our website at investors.voya.com. All information is unaudited.

Corporate Offices:	Media Contact:	Investor Contact:

Voya Financial	Christopher Breslin	Michael Katz
230 Park Avenue	212-309-8941	212-309-8999
New York, New York 10169	Christopher.Breslin@voya.com	IR@voya.com

NYSE Ticker:		Web Site:
VOYA		investors.voya.com

Voya Financial	Page 3 of 45
Explanatory Note on Non-GAAP Financial Information

Adjusted Operating Earnings Before Income Taxes
We believe that Adjusted operating earnings before income taxes is a meaningful measure used by management to evaluate our business and segment performance. This measure enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying core business segments by excluding items that tend to be highly variable from period to period based on capital market conditions or other factors. We use the same accounting policies and procedures to measure segment Adjusted operating earnings before income taxes as we do for the directly comparable U.S. GAAP measure Income (loss) before income taxes.
Adjusted operating earnings before income taxes does not replace Income (loss) before income taxes as a measure of our consolidated results of operations. Therefore, we believe that it is useful to evaluate both measures when reviewing our financial and operating performance. Each segment’s Adjusted operating earnings before income taxes is calculated by adjusting Income (loss) before income taxes for the following items:
▪Net investment gains (losses), which are significantly influenced by economic and market conditions, including interest rates and credit spreads, and are not indicative of normal operations. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the fair value option unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations, and changes in the fair value of derivative instruments, excluding gains (losses) associated with swap settlements and accrued interest. It also includes changes in the fair value of derivatives related to managed custody guarantees, net of related reserve increases (decreases), less the estimated cost of these benefits, changes in nonperformance spread, and changes in market risk benefits;
•Income (loss) related to businesses exited or to be exited through reinsurance or divestment, which includes gains and (losses) associated with transactions to exit blocks of business, amortization of intangible assets and residual run-off activity. Excluding this activity better reveals trends in our core business and more closely aligns Adjusted operating earnings before income taxes with how we manage our segments;
•Income (loss) attributable to noncontrolling interests to which we are not economically entitled, such as Allianz SE's ("Allianz") stake in the results of VIM Holdings LLC (referred to as redeemable noncontrolling interest and Allianz noncontrolling interest) or the attribution of results from consolidated VIEs or VOEs;
•Dividend payments made to preferred shareholders are included as reductions to reflect the Adjusted operating earnings before income taxes that are available to common shareholders;
•Other adjustments may include the following items:
•Income (loss) related to early extinguishment of debt since the outcome of decisions to restructure debt are not indicative of normal operations;
•Impairment of goodwill and intangible assets as these represent losses related to infrequent events and do not reflect normal, cash-settled expenses;
•Amortization of acquisition-related intangible assets as well as contingent consideration fair value adjustments incurred in connection with certain acquisitions which are not indicative of current Operating expense fundamentals;
•Expected return on plan assets net of interest costs associated with our qualified defined benefit pension plan and immediate recognition of net actuarial gains (losses) related to all of our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments. These amounts do not reflect cash-settled expenses, and are not indicative of current Operating expense fundamentals; and
•Other items not indicative of normal operations or performance of our segments or that may be related to events such as capital or organizational restructurings, including certain costs related to debt and equity offerings, acquisition / merger integration expenses, severance and other third-party expenses associated with such activities, and expenses attributable to vacant real estate. These items vary widely in timing, scope and frequency between periods as well as among companies to which we are compared. Accordingly, we adjust for these items as we believe that these items distort the ability to make a meaningful evaluation of the current and future performance of our segments.
The most directly comparable U.S. GAAP measure to Adjusted operating earnings before income taxes is Income (loss) before income taxes. For a reconciliation of Adjusted operating earnings before income taxes to Income (loss) before income taxes, refer to the "Reconciliations" section in this document.
Adjusted Operating Revenues
Adjusted operating revenues is a measure of our segment revenues and a non-GAAP financial measure. Each segment's Adjusted operating revenues are calculated by adjusting Total revenues for the following items:
•Net investment gains (losses);
•Revenues related to businesses exited or to be exited through reinsurance or divestment;
•Revenues attributable to noncontrolling interests, which represent the attribution of results from consolidated VIEs or VOEs; and
•Other adjustments that primarily reflect fee income earned by our broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in our segments’ operating revenues, other items where the income is passed on to third parties and the elimination of intercompany investment expenses included in Adjusted operating revenues.
The most directly comparable U.S. GAAP measure to Adjusted operating revenues is Total revenues. For a reconciliation of Adjusted operating revenues to Total revenues, refer to the "Reconciliations" section of this document.

Voya Financial	Page 4 of 45

Explanatory Note on Non-GAAP Financial Information
Sources of Earnings
We analyze our segment performance based on the sources of earnings. We believe that this supplemental information is useful in order to gain a better understanding of our Adjusted operating earnings before income taxes for the following reasons: (1) we analyze our business using this information and (2) this presentation can be helpful for investors to understand the main drivers of Adjusted operating earnings before income taxes. The sources of earnings are defined as such:
•Investment spread and other investment income consists of net investment income and net gains (losses) associated with swap settlements and accrued interest, less interest credited to policyholder reserves.
•Fee based margin consists primarily of fees earned on assets under management ("AUM"), assets under administration and advisement ("AUA"), transaction based recordkeeping fees, and fees for subscriptions and services associated with cloud-based benefits software.
•Net underwriting gain (loss) and other revenue contains the following: the difference between fees charged for insurance risks and incurred benefits, including mortality, morbidity, surrender results, and contractual charges.
•Administrative expenses are general expenses, net of amounts capitalized as acquisition expenses and exclude commission expenses.
•Net commissions are commissions paid that are not deferred and thus recorded directly to expense.
•DAC/VOBA and other intangibles amortization.
Net Revenue and Adjusted Operating Margin
•    Adjusted operating margin is defined as adjusted operating earnings before income taxes divided by net revenue.
•    Net revenue is the sum of investment spread and other investment income, fee based margin, and net underwriting gain (loss). Please see the “Reconciliations” section of this document for a reconciliation of net revenue to adjusted operating revenue for each of our segments.
•    We report net revenue and adjusted operating margin for each of our segments, since they provide a meaningful measure for the two primary drivers for adjusted operating earnings – revenue growth and margin expansion.
•    We also report net revenue and adjusted operating margin excluding notable items, such as alternative investment income above or below our long-term expectations. Please see the “Reconciliations” section of this document for a reconciliation of net revenue to net revenues excluding notable items and of adjusted operating earnings before income taxes to adjusted operating earnings excluding notable items.
•    We report net revenue and adjusted operating margin excluding notable items since they provide the main drivers for adjusted operating earnings before income taxes excluding the effects of items that are not expected to recur at the same level.
Other Information
Financial information, unless otherwise noted, is rounded to millions, therefore may not sum to its corresponding total.

Voya Financial	Page 5 of 45

Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD, unless otherwise indicated)	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022	12/31/2023	12/31/2022
Net income (loss) available to Voya Financial, Inc.'s common shareholders	118	248	154	69	190	589	474
Per common share (basic)	1.13	2.35	1.50	0.70	1.95	5.74	4.70
Per common share (diluted)	1.10	2.29	1.41	0.63	1.78	5.42	4.30
Adjusted operating earnings: (1)
Before income taxes	202	229	294	192	206	916	908
After income taxes	174	189	243	158	227	763	807
Effective tax rate	13.8%	17.2%	17.5%	17.9%	-10.2%	16.7%	11.2%
Per common share (Adjusted diluted)	1.63	1.74	2.21	1.44	2.13	7.02	7.32
Per common share excluding notable items	1.97	2.07	2.31	1.69	2.10	8.03	7.48
Shareholder's equity:
Total Voya Financial, Inc. Common Shareholders' Equity	3,581	2,515	3,085	3,342	2,737	3,581	2,737
Total Voya Financial, Inc. Common Shareholders' Equity - Excluding AOCI	5,981	6,048	5,876	5,887	5,792	5,981	5,792
Book value per common share (including AOCI)	34.80	23.93	29.19	34.03	28.16	34.80	28.16
Book value per common share (excluding AOCI) (2)	58.12	57.55	55.59	59.95	59.59	58.12	59.59
Leverage Ratios:
Debt-to-Capital	33.3%	40.1%	37.7%	36.1%	40.0%	33.3%	40.0%
Financial Leverage - excluding AOCI (2)	27.8%	27.8%	29.2%	29.5%	29.5%	27.8%	29.5%
Shares:
Weighted-average common shares outstanding
Basic (3)	104	106	103	98	97	103	101
Dilutive effect of warrants (3)	—	—	4	9	7	3	7
Other dilutive effects (4)	3	3	3	3	2	3	2
Diluted	107	108	110	110	107	109	110
Adjusted Diluted (2)	107	108	110	110	107	109	110
Ending shares outstanding	103	105	106	98	97	103	97
Returned to Common Shareholders:
Repurchase of common shares, excluding commissions	158	54	162	—	—	374	750
Dividends to common shareholders	42	42	21	20	19	125	80
Total cash returned to common shareholders	200	96	183	20	19	499	830

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 37 of this document.

(2) This measure is a Non-GAAP financial measure. For a reconciliation of this item to the most directly comparable GAAP measure, refer to page 45 of this document.
(3) On May 10th, 2023, we issued 9.6 million shares to settle the outstanding warrants issued in connection with our IPO. For the second quarter of 2023, the impact of these issued shares on Diluted shares outstanding is split between Basic and Dilutive effect of warrants due to the mid-quarter issuance. Beginning in the third quarter of 2023, the shares are included in Basic shares outstanding.

(4) Includes stock-based compensation awards such as restricted stock units (RSU), performance stock units (PSU), or stock options.

Voya Financial	Page 6 of 45

Consolidated Statements of Operations

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022	12/31/2023	12/31/2022

Revenues
Net investment income	522	547	545	545	548	2,159	2,281
Fee income	489	489	474	464	451	1,916	1,742
Premiums	673	682	677	685	612	2,717	2,423
Net gains (losses)	7	(7)	(56)	(16)	(47)	(72)	(686)
Other revenues	82	81	86	78	31	327	148
Income (loss) related to consolidated investment entities	46	31	145	79	(40)	301	22
Total revenues	1,819	1,823	1,871	1,835	1,555	7,348	5,930
Benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(804)	(799)	(682)	(751)	(693)	(3,036)	(2,528)
Operating expenses	(773)	(717)	(770)	(836)	(673)	(3,096)	(2,542)
Net amortization of DAC/VOBA	(57)	(57)	(57)	(59)	(56)	(230)	(240)
Interest expense	(30)	(31)	(39)	(32)	(30)	(132)	(134)
Operating expenses related to consolidated investment entities	(53)	(47)	(60)	(16)	(20)	(176)	(58)
Total benefits and expenses	(1,717)	(1,651)	(1,608)	(1,694)	(1,472)	(6,670)	(5,502)
Income (loss) before income taxes	102	172	263	141	83	678	428
Income tax expense (benefit)	(17)	(74)	28	12	(54)	(51)	(5)
Net income (loss)	119	246	235	129	137	729	433
Less: Net income (loss) attributable to noncontrolling interest and redeemable noncontrolling interest	(3)	(16)	77	46	(57)	104	(77)
Net income (loss) available to Voya Financial, Inc.	122	262	158	83	194	625	510
Less: Preferred stock dividends	4	14	4	14	4	36	36
Net income (loss) available to Voya Financial, Inc.'s common shareholders	118	248	154	69	190	589	474

Voya Financial	Page 7 of 45

Consolidated Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022	12/31/2023	12/31/2022
Consolidated Adjusted Operating Earnings Before Income Taxes
Adjusted operating revenues
Net investment income and net gains (losses)	463	489	498	482	460	1,932	1,901
Fee income	487	489	478	468	455	1,922	1,765
Premiums	666	663	669	675	601	2,673	2,378
Other revenue	70	76	76	73	31	295	139
Adjusted operating revenues (1)	1,686	1,717	1,721	1,697	1,547	6,822	6,183

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(715)	(730)	(656)	(689)	(648)	(2,790)	(2,566)
Operating expenses	(694)	(671)	(691)	(731)	(614)	(2,786)	(2,383)
Net amortization of DAC/VOBA	(30)	(29)	(30)	(31)	(30)	(120)	(122)
Interest expense (2)	(33)	(44)	(37)	(47)	(37)	(161)	(177)
Adjusted operating benefits and expenses	(1,471)	(1,475)	(1,414)	(1,498)	(1,328)	(5,858)	(5,248)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	215	242	307	200	219	964	934
Less: Earnings (loss) attributable to Allianz noncontrolling interest	13	14	13	8	13	48	26
Adjusted operating earnings before income taxes (1)	202	229	294	192	206	916	908

Adjusted Operating Revenues and Adjusted Operating Earnings Before Income Taxes by Segment
Adjusted operating revenues
Wealth Solutions	686	702	705	684	669	2,776	2,778
Health Solutions	764	768	775	774	649	3,082	2,582
Investment Management	228	233	226	229	215	916	756
Corporate	9	14	15	11	15	48	67
Adjusted operating revenues (1)	1,686	1,717	1,721	1,697	1,547	6,822	6,183

Adjusted operating earnings before income taxes
Wealth Solutions	147	179	174	132	145	632	697
Health Solutions	44	53	124	94	78	315	304
Investment Management	45	49	50	33	42	177	158
Corporate	(34)	(52)	(53)	(68)	(59)	(207)	(251)
Adjusted operating earnings before income taxes (1)	202	229	294	192	206	916	908

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 37 of this document.

(2) Includes dividend payments made to preferred shareholders.

Voya Financial	Page 8 of 45

Adjusted Operating Earnings Before Income Taxes by Segment

	Three Months Ended December 31, 2023
(in millions USD)	Wealth Solutions	Health Solutions	Investment Management	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net gains (losses)	419	31	6	7	463
Fee income	248	17	222	—	487
Premiums	—	666	—	—	666
Other revenue	19	50	(1)	2	70
Adjusted operating revenues (1)	686	764	228	9	1,686

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(223)	(491)	—	—	(715)
Operating expenses	(295)	(220)	(170)	(9)	(694)
Net amortization of DAC/VOBA	(21)	(9)	—	—	(30)
Interest expense (2)	—	—	—	(33)	(33)
Adjusted operating benefits and expenses	(539)	(720)	(170)	(42)	(1,471)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	147	44	57	(33)	215
Less: Earnings (loss) attributable to Allianz noncontrolling interest	—	—	13	1	13
Adjusted operating earnings before income taxes (1)	147	44	45	(34)	202

	Three Months Ended December 31, 2022
	Wealth Solutions	Health Solutions	Investment Management	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net gains (losses)	423	31	(1)	7	460
Fee income	228	18	209	—	455
Premiums	—	601	—	—	601
Other revenue	18	(1)	6	8	31
Adjusted operating revenues (1)	669	649	215	15	1,547

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(224)	(424)	—	—	(648)
Operating expenses	(278)	(140)	(158)	(38)	(614)
Net amortization of DAC/VOBA	(23)	(7)	—	—	(30)
Interest expense (2)	—	—	—	(37)	(37)
Adjusted operating benefits and expenses	(524)	(571)	(158)	(75)	(1,328)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	145	78	57	(60)	219
Less: Earnings (loss) attributable to Allianz noncontrolling interest	—	—	14	(1)	13
Adjusted operating earnings before income taxes (1)	145	78	42	(59)	206

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 37 of this document.

(2) Includes dividend payments made to preferred shareholders.

Voya Financial	Page 9 of 45

Adjusted Operating Earnings Before Income Taxes by Segment

	Twelve Months Ended December 31, 2023
(in millions USD)	Wealth Solutions	Health Solutions	Investment Management	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net gains (losses)	1,737	135	33	28	1,932
Fee income	966	75	881	—	1,922
Premiums	—	2,673	—	—	2,673
Other revenue	74	198	2	21	295
Adjusted operating revenues (1)	2,776	3,082	916	48	6,822

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(895)	(1,895)	—	—	(2,790)
Operating expenses	(1,162)	(839)	(690)	(96)	(2,786)
Net amortization of DAC/VOBA	(88)	(33)	—	—	(120)
Interest expense (2)	—	—	—	(161)	(161)
Adjusted operating benefits and expenses	(2,144)	(2,767)	(690)	(256)	(5,858)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	632	315	225	(208)	964
Less: Earnings (loss) attributable to Allianz noncontrolling interest	—	—	49	(1)	48
Adjusted operating earnings before income taxes (1)	632	315	177	(207)	916

	Twelve Months Ended December 31, 2022
	Wealth Solutions	Health Solutions	Investment Management	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net gains (losses)	1,756	134	3	8	1,901
Fee income	953	76	736	—	1,765
Premiums	—	2,378	—	—	2,378
Other revenue	70	(6)	17	59	139
Adjusted operating revenues (1)	2,778	2,582	756	67	6,183

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(886)	(1,680)	—	—	(2,566)
Operating expenses	(1,101)	(569)	(570)	(142)	(2,383)
Net amortization of DAC/VOBA	(93)	(29)	—	—	(122)
Interest expense (2)	—	—	—	(177)	(177)
Adjusted operating benefits and expenses	(2,081)	(2,278)	(570)	(319)	(5,248)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	697	304	186	(253)	934
Less: Earnings (loss) attributable to Allianz noncontrolling interest	—	—	27	(1)	26
Adjusted operating earnings before income taxes (1)	697	304	158	(251)	908

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 37 of this document.

(2) Includes dividend payments made to preferred shareholders.

Voya Financial	Page 10 of 45

Consolidated Balance Sheets

	Balances as of
(in millions USD)	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022
Assets
Total investments	36,600	36,257	37,561	38,703	39,110
Cash and cash equivalents	937	829	1,195	724	919
Assets held in separate accounts	93,133	85,491	88,851	84,569	80,174
Premium receivable and reinsurance recoverable, net	11,982	11,765	12,131	12,438	12,426
Short term investments under securities loan agreement and accrued investment income	1,426	1,349	1,506	1,691	1,604
Deferred policy acquisition costs, Value of business acquired	2,250	2,278	2,304	2,333	2,363
Current and deferred income taxes	2,170	2,448	2,171	2,126	2,228
Other assets (1)	3,967	4,217	4,170	4,191	3,578
Assets related to consolidated investment entities	4,620	4,631	4,727	4,433	4,204
Total Assets	157,085	149,265	154,616	151,208	146,606
Liabilities
Future policy benefits and contract owner account balances	48,734	49,506	50,583	51,493	52,174
Liabilities related to separate accounts	93,133	85,491	88,851	84,569	80,174
Payables under securities loan agreements, including collateral held	1,121	1,190	1,301	1,328	1,302
Short-term debt	1	2	143	143	141
Long-term debt	2,097	2,095	2,095	2,094	2,094
Other liabilities (2)	3,327	3,397	3,394	3,350	3,290
Liabilities related to consolidated investment entities	2,619	2,625	2,721	2,544	2,434
Total Liabilities	151,032	144,306	149,088	145,521	141,609
Mezzanine Equity
Allianz noncontrolling interest	175	173	171	166	166
Shareholders' Equity
Preferred stock	—	—	—	—	—
Common stock	1	1	1	1	1
Treasury stock	(56)	(307)	(248)	(77)	(39)
Additional paid-in capital	6,143	6,664	6,695	6,693	6,643
Retained earnings (deficit)	505	302	40	(118)	(201)
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI	6,593	6,660	6,488	6,499	6,404
Accumulated other comprehensive income	(2,400)	(3,533)	(2,791)	(2,545)	(3,055)
Total Voya Financial, Inc. Shareholders' Equity	4,193	3,127	3,697	3,954	3,349
Noncontrolling interest	1,685	1,659	1,660	1,567	1,482
Total Shareholders' Equity	5,878	4,786	5,357	5,521	4,831
Total Liabilities, Mezzanine Equity and Shareholders' Equity	157,085	149,265	154,616	151,208	146,606

(1) Includes Other assets, Goodwill, and Other intangibles, net.
(2) Includes Other liabilities and Derivatives.

Voya Financial	Page 11 of 45

DAC/VOBA Segment Trends

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022	12/31/2023	12/31/2022
Wealth Solutions
Balance as of Beginning-of-Period	1,068	1,075	1,082	1,088	1,095	1,088	1,118
Deferrals of commissions and expenses	16	15	15	16	16	63	64
Amortization	(21)	(22)	(22)	(22)	(23)	(88)	(93)
Balance as of End-of-Period	1,064	1,068	1,075	1,082	1,088	1,064	1,088
Deferred Sales Inducements as of End-of-Period	22	22	22	22	24	22	24

Health Solutions
Balance as of Beginning-of-Period	208	201	194	190	182	190	164
Deferrals of commissions and expenses	12	15	14	13	15	54	55
Amortization	(9)	(7)	(8)	(8)	(7)	(33)	(29)
Balance as of End-of-Period	211	208	201	194	190	211	190

Total
Balance as of Beginning-of-Period	1,276	1,275	1,276	1,279	1,278	1,279	1,282
Deferrals of commissions and expenses	29	30	29	29	31	117	119
Amortization	(30)	(29)	(30)	(31)	(30)	(120)	(122)
Balance as of End-of-Period, excluding businesses exited through reinsurance or divestment	1,275	1,276	1,275	1,276	1,279	1,275	1,279
Balance as of End-of-Period, businesses exited through reinsurance or divestment (1)	975	1,002	1,029	1,057	1,084	975	1,084
Balance as of End-of-Period, including businesses exited through reinsurance or divestment	2,250	2,278	2,304	2,333	2,363	2,250	2,363

(1) Includes DAC and VOBA related to businesses ceded through reinsurance, and an insignificant number of Individual Life and non-Wealth Solutions annuities policies that were not part of the divested businesses.

Voya Financial	Page 12 of 45

Consolidated Capital Structure

	Balances as of
(in millions USD)	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022

Financial Debt
Senior bonds	1,747	1,746	1,887	1,498	1,496
Subordinated bonds	349	349	349	737	737
Other debt	2	2	2	2	2
Total Financial Debt	2,098	2,097	2,238	2,237	2,235
Other financial obligations (1)	312	325	326	335	265
Total Financial Obligations	2,410	2,422	2,564	2,572	2,500

Mezzanine Equity
Allianz noncontrolling interest	175	173	171	166	166
Equity
Preferred equity (2)	612	612	612	612	612
Common equity (Excluding AOCI)	5,981	6,048	5,876	5,887	5,792
Total Equity (Excluding AOCI)	6,593	6,660	6,488	6,499	6,404
Accumulated other comprehensive income (AOCI)	(2,400)	(3,533)	(2,791)	(2,545)	(3,055)
Total Voya Financial, Inc. Shareholders' Equity	4,193	3,127	3,697	3,954	3,349
Noncontrolling interest	1,685	1,659	1,660	1,567	1,482
Total Shareholders' Equity	5,878	4,786	5,357	5,521	4,831

Capital
Capitalization (3)	6,291	5,224	5,935	6,191	5,584
Adjusted Capitalization excluding AOCI (4)	10,863	10,914	10,883	10,804	10,552

Leverage Ratios
Debt-to-Capital (5)	33.3%	40.1%	37.7%	36.1%	40.0%
Financial Leverage excluding AOCI (6)	27.8%	27.8%	29.2%	29.5%	29.5%

(1) Includes operating leases, finance leases, and unfunded pension plan after-tax.
(2) Includes Preferred stock par value and additional paid-in-capital.
(3) Includes Total Financial Debt and Total Voya Financial Inc. Shareholders' Equity.
(4) Includes Total Financial Obligations, Mezzanine Equity, and Total Shareholders' Equity excluding AOCI.
(5) Total Financial Debt divided by Capitalization.
(6) Total Financial Obligations and Preferred equity divided by Adjusted Capitalization excluding AOCI. This measure is a Non-GAAP financial measure. For a reconciliation of this item to the most directly comparable GAAP measure, refer to page 45 of this document.

Voya Financial	Page 13 of 45

Consolidated Assets Under Management, Assets Under Administration and Advisement

As of December 31, 2023
(in millions USD)	General Account	Separate Account	Institutional/Mutual Funds	Total AUM - Assets Under Management	AUA - Assets Under Administration & Advisement (2)	Total AUM and AUA
Wealth Solutions (1)	31,327	89,485	85,743	206,555	337,764	544,319
Health Solutions	1,817	16	—	1,833	—	1,833
Investment Management	34,740	27,694	259,267	321,701	56,043	377,744
Eliminations/Other (3)	(33,144)	(24,062)	(10,804)	(68,010)	(42,373)	(110,383)
Total AUM and AUA	34,740	93,133	334,206	462,079	351,434	813,513

(1) Includes wrapped funds as well as unwrapped Voya-managed funds.
(2) Wealth Solutions Assets under Administration and Advisement includes Recordkeeping, Stable Value investment-only wrap, Brokerage and Investment Advisory assets. Investment Management Assets under Administration and Advisement includes Mutual Fund, Institutional, Stable Value and General Account assets where only advisement, administrative, distribution coverage, relationship management and client servicing, or ancillary services are performed.

(3) Includes eliminations for AUM and AUA in our Wealth and Health segments that are managed by our Investment Management Segment and also reported in their AUM and AUA.

Wealth Solutions

Voya Financial	Page 15 of 45
Wealth Solutions Sources of Adjusted Operating Earnings Before Income Taxes and Key Metrics

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022	12/31/2023	12/31/2022
Sources of operating earnings before income taxes:
Gross investment income	413	422	427	430	432	1,692	1,667
Investment expenses	(17)	(18)	(19)	(19)	(20)	(74)	(79)
Credited interest	(221)	(223)	(221)	(218)	(220)	(884)	(873)
Net margin	175	181	187	192	192	734	716
Other investment income (1)(2)	60	57	52	57	60	226	235
Investment spread and other investment income, excluding alts/prepays above/below expectations	234	238	239	249	252	960	951
Alternative investment income and prepayment fees above (below) long-term expectations	(39)	(24)	(14)	(33)	(50)	(110)	(76)
Investment spread and other investment income	195	214	225	216	202	850	875
Full service fee based revenue	150	150	143	136	134	579	571
Recordkeeping and other fee based revenue (2)	113	109	109	107	105	438	433
Total fee based margin	262	259	252	243	238	1,016	1,003
Net underwriting gain (loss) and other revenue	5	2	4	4	5	15	13
Net revenue (3)	462	475	481	463	445	1,881	1,892
Administrative expenses	(236)	(216)	(228)	(251)	(223)	(931)	(867)
Net commissions	(58)	(58)	(57)	(56)	(55)	(229)	(232)
DAC/VOBA and other intangibles amortization	(21)	(23)	(23)	(23)	(23)	(90)	(95)
Adjusted operating earnings before income taxes	147	179	174	132	145	632	697
Adjusted Operating Margin TTM	33.6%	33.8%	31.9%	33.1%	36.9%
Adjusted Operating Margin Excluding Notables TTM	37.3%	37.8%	37.7%	38.6%	39.3%
Full Service Revenue (4)
Full Service Investment Spread and other investment income	187	206	214	206	194	813	840
Full Service Fee Based Revenue	150	150	143	136	134	579	572
Total Full Service Revenue	336	356	357	343	327	1,392	1,412
Client Assets
Fee Based (5)	457,089	423,118	429,958	408,688	387,961	457,089	387,961
Spread Based (6)	31,327	32,136	32,699	33,242	33,881	31,327	33,881
Investment-only Stable Value	35,188	35,450	37,354	37,781	38,148	35,188	38,148
Retail Client Assets (7)	27,923	25,867	26,570	25,757	24,908	27,923	24,908
Eliminations (7)	(7,208)	(6,998)	(7,639)	(7,574)	(7,511)	(7,208)	(7,511)
Total Client Assets (5)	544,319	509,572	518,941	497,895	477,386	544,319	477,386

(1) Includes investment income on assets backing surplus, investment income on cash balances, and income from policy loans.
(2) Effective third quarter 2023, Other investment income includes investment income on cash balances that was previously reported in Recordkeeping and other fee-based revenue. This reclassification was made in order to better align interest-sensitive revenues. Historical periods have been recast to conform with the current quarter’s presentation.

(3) Refer to the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(4) Excludes Net underwriting gain (loss) and other revenue.
(5) Effective first quarter of 2023, includes asset balances associated with non-qualified retirement plans for clients using only our non-qualified solutions. Historical periods presented have been recast to conform with this change.

(6) Spread Based Client Assets include Full Service, as well as proprietary IRA mutual fund product and other guaranteed payout products.
(7) Effective first quarter of 2023, includes asset eliminations previously reported in Recordkeeping and Retail Client Assets. This change has no impact on fee revenue, as fees are calculated using respective asset bases. Historical periods presented have been recast to conform with this change.

Voya Financial	Page 16 of 45
Wealth Solutions Client Assets Rollforward by Product Group

	Three Months Ended					Twelve Months Ended
(in millions USD)	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022	12/31/2023	12/31/2022
Full Service - Corporate markets
Client Assets, beginning of period	94,059	96,492	91,615	85,965	80,126	85,965	99,689
Transfers / Single deposits	1,630	1,431	1,343	1,770	1,603	6,174	5,529
Recurring deposits	2,430	2,549	2,587	2,850	2,108	10,416	9,194
Total Deposits	4,060	3,980	3,930	4,621	3,710	16,591	14,722
Surrenders, benefits, and product charges	(4,537)	(3,368)	(3,244)	(3,477)	(2,900)	(14,627)	(11,910)
Net Flows	(477)	612	686	1,144	811	1,964	2,812
Interest credited and investment performance	8,939	(3,044)	4,191	4,506	5,028	14,593	(16,535)
Client Assets, end of period - Corporate markets	102,522	94,059	96,492	91,615	85,965	102,522	85,965

Full Service - Tax-exempt markets
Client Assets, beginning of period (1)	79,663	81,906	79,022	76,672	73,102	76,672	87,985
Transfers / Single deposits	453	273	271	323	887	1,320	2,043
Recurring deposits	1,050	1,036	1,079	1,100	1,061	4,265	4,100
Total Deposits	1,502	1,309	1,350	1,424	1,948	5,585	6,143
Surrenders, benefits, and product charges	(4,482)	(1,793)	(1,633)	(2,586)	(1,807)	(10,495)	(6,002)
Net Flows	(2,980)	(484)	(283)	(1,162)	141	(4,910)	141
Interest credited and investment performance	6,175	(1,758)	3,167	3,513	3,428	11,096	(11,456)
Client Assets, end of period - Tax-exempt markets (1)	82,858	79,663	81,906	79,022	76,672	82,858	76,672

Full Service - Total
Client Assets, beginning of period (1)	173,723	178,398	170,637	162,636	153,228	162,636	187,674
Transfers / Single deposits	2,083	1,704	1,615	2,094	2,489	7,495	7,571
Recurring deposits	3,480	3,585	3,666	3,951	3,169	14,682	13,294
Total Deposits	5,562	5,289	5,281	6,044	5,658	22,176	20,865
Surrenders, benefits, and product charges	(9,020)	(5,162)	(4,877)	(6,062)	(4,706)	(25,122)	(17,912)
Net Flows	(3,457)	127	403	(18)	952	(2,945)	2,953
Interest credited and investment performance	15,114	(4,803)	7,358	8,019	8,456	25,689	(27,991)
Client Assets, end of period - Full Service Total (1)	185,379	173,723	178,398	170,637	162,636	185,379	162,636

Full Service - Client Assets
Fee-based (1)	154,394	141,947	146,077	137,792	129,171	154,394	129,171
Spread-based	30,985	31,776	32,321	32,845	33,466	30,985	33,466
Client Assets, end of period - Full Service Total (1)	185,379	173,723	178,398	170,637	162,636	185,379	162,636
(1) Effective first quarter of 2023, includes asset balances associated with non-qualified retirement plans for clients using only our non-qualified solutions. Historical periods presented have been recast to conform with this change.

Voya Financial	Page 17 of 45
Wealth Solutions Client Assets Rollforward by Product Group

	Three Months Ended					Twelve Months Ended
(in millions USD)	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022	12/31/2023	12/31/2022
Recordkeeping (1)
Client Assets, beginning of period	276,869	279,669	267,038	254,957	241,241	254,957	283,744
Transfers / Single deposits	2,662	4,683	4,590	2,332	979	14,266	8,101
Recurring deposits	4,446	4,964	4,857	5,504	3,778	19,775	17,632
Total Deposits	7,108	9,646	9,447	7,836	4,758	34,041	25,734
Surrenders, benefits, and product charges	(6,352)	(6,653)	(5,847)	(7,747)	(5,327)	(26,604)	(24,967)
Net Flows	756	2,993	3,600	89	(569)	7,437	766
Interest credited and investment performance	20,495	(5,794)	9,030	11,993	14,285	35,724	(29,552)
Client Assets, end of period - Recordkeeping	298,120	276,869	279,669	267,038	254,957	298,120	254,957

Total Defined Contribution (2)
Client Assets, beginning of period	450,591	458,068	437,675	417,593	394,469	417,593	471,417
Transfers / Single deposits	4,745	6,386	6,205	4,425	3,469	21,761	15,673
Recurring deposits	7,925	8,548	8,523	9,455	6,947	34,456	30,926
Total Deposits	12,670	14,935	14,728	13,880	10,416	56,218	46,599
Surrenders, benefits, and product charges	(15,371)	(11,814)	(10,724)	(13,810)	(10,033)	(51,726)	(42,879)
Net Flows	(2,701)	3,120	4,004	70	383	4,492	3,719
Interest credited and investment performance	35,609	(10,596)	16,389	20,012	22,741	61,414	(57,542)
Client Assets, end of period - Total Defined Contribution	483,499	450,591	458,068	437,675	417,593	483,499	417,593

Defined Contribution Investment-only Stable Value (SV) (3)
Assets, beginning of period	35,450	37,354	37,781	38,148	38,944	38,148	40,246
Transfers / Single deposits	290	90	345	323	435	1,048	2,742
Recurring deposits	1,232	109	70	112	440	1,523	1,002
Total Deposits	1,522	199	416	435	875	2,572	3,744
Surrenders, benefits, and product charges	(2,311)	(2,043)	(1,338)	(1,146)	(1,269)	(6,838)	(2,529)
Net Flows	(788)	(1,844)	(923)	(710)	(394)	(4,265)	1,215
Interest credited and investment performance	526	(60)	496	344	(402)	1,306	(3,314)
Assets, end of period - Defined Contribution Investment-only SV	35,188	35,450	37,354	37,781	38,148	35,188	38,148

Retail Client Assets (1)(4)	27,928	25,872	26,575	25,762	24,913	27,928	24,913
Other Assets (5)	4,912	4,657	4,584	4,250	4,243	4,912	4,243
Eliminations (1)	(7,208)	(6,998)	(7,639)	(7,574)	(7,511)	(7,208)	(7,511)
Total Client Assets (6)	544,319	509,572	518,941	497,895	477,386	544,319	477,386

(1) Effective first quarter of 2023, includes asset eliminations previously reported in Recordkeeping and Retail Client Assets. This change has no impact on fee revenue, as fees are calculated using respective asset bases. Historical periods presented have been recast to conform with this change.

(2) Total of Full Service and Recordkeeping.
(3) Includes Stable Value Investment-only Wrap and Stable Value Separate Accounts.
(4) Includes assets under advisement, which comprise brokerage and investment advisory assets offered through Voya’s registered investment advisors and broker dealers affiliated with VFA as well as proprietary IRA mutual fund product that is distributed by VFA and other non-affiliated advisors.

(5) Includes other guaranteed payout products and Non-qualified Retirement Plans.
(6) Effective first quarter of 2023, includes asset balances associated with non-qualified retirement plans for clients using only our non-qualified solutions. Historical periods presented have been recast to conform with this change.

Health Solutions

Voya Financial	Page 19 of 45
Health Solutions Sources of Adjusted Operating Earnings before income taxes

	Three Months Ended					Twelve Months Ended or As of
(in millions USD)	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022	12/31/2023	12/31/2022
Sources of operating earnings before income taxes:
Gross investment income	25	25	25	24	24	99	96
Investment expenses	(1)	(1)	(1)	(1)	(1)	(4)	(4)
Credited interest	(12)	(12)	(12)	(12)	(12)	(49)	(52)
Net margin	12	12	12	11	11	47	41
Other investment income	12	14	12	12	14	50	50
Investment spread and other investment income, excluding alts/prepays above/below expectations	24	25	24	23	24	97	90
Alternative investment income and prepayment fees above (below) long-term expectations	(5)	(2)	—	(2)	(5)	(10)	(7)
Investment spread and other investment income	20	23	23	21	19	87	83
Fee based margin (1)	56	57	58	53	3	224	17
Net underwriting gain (loss) and other revenue	197	184	261	233	202	875	802
Net revenue (2)	272	264	342	306	225	1,185	902
Administrative expenses	(131)	(122)	(128)	(124)	(71)	(506)	(276)
Premium taxes, fees and assessments	(37)	(37)	(37)	(35)	(27)	(147)	(126)
Net commissions	(51)	(45)	(46)	(44)	(43)	(186)	(167)
DAC/VOBA and other intangibles amortization	(9)	(7)	(8)	(8)	(7)	(33)	(29)
Adjusted operating earnings before income taxes	44	53	124	94	78	315	304
Adjusted Operating Margin TTM	26.6%	30.6%	38.0%	36.2%	33.7%
Adjusted Operating Margin Excluding Notables TTM	28.1%	32.2%	35.8%	33.5%	33.0%
Group life:
Premiums	152	150	157	157	151	616	593
Benefits	(122)	(118)	(135)	(134)	(124)	(509)	(473)
Other (3)	(2)	(4)	(2)	(3)	(1)	(11)	(6)
Total Group life	28	29	20	21	26	97	114
Group Life Loss Ratio (Interest adjusted) (4)	80.5%	78.4%	86.1%	84.9%	82.3%	82.5%	89.5%
Group stop loss:
Premiums	368	368	359	358	314	1,454	1,230
Benefits	(281)	(307)	(225)	(251)	(226)	(1,064)	(934)
Other (3)	(2)	(10)	(1)	(1)	(1)	(15)	(5)
Total Group stop loss	85	51	133	106	87	375	292
Stop loss Loss Ratio	76.4%	83.3%	62.6%	70.1%	72.0%	73.2%	75.9%
Voluntary Benefits, Disability, and Other	84	104	108	106	93	402	397
Net underwriting gain (loss) and other revenue
Premiums	689	692	689	688	626	2,757	2,457
Benefits	(487)	(494)	(423)	(450)	(420)	(1,853)	(1,636)
Other (3)	(6)	(14)	(5)	(4)	(4)	(29)	(19)
Total Net underwriting gain (loss) and other revenue	197	184	261	233	202	875	802
Total Aggregate Loss Ratio TTM (4)	67.2%	66.3%	63.9%	66.3%	68.9%	67.2%	68.9%

(1) Includes fees for subscriptions and services associated with cloud-based benefits software and Health Account Solutions products.
(2) Refer to the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(3) Includes service fees, dividends, interest expenses, and other miscellaneous expenses. The Loss Ratio calculation does not include Other.
(4) Loss Ratio calculation excludes $57M of favorable reserve release in third quarter of 2022 related to our annual assumption update.

Voya Financial	Page 20 of 45
Health Solutions Key Metrics

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022	12/31/2023	12/31/2022
Sales by Product Line:
Group life and Disability	14	4	14	104	23	135	126
Stop loss	25	67	25	343	20	460	409
Voluntary and Other (1)	11	12	43	90	13	157	149
Total sales by product line	50	83	82	538	56	752	684

Total gross premiums and deposits	766	762	765	761	687	3,054	2,724

Annualized In-force Premiums and Fees by Product Line:
Group life and Disability	905	917	925	912	833	905	833
Stop loss	1,500	1,490	1,461	1,457	1,258	1,500	1,258
Voluntary and Other (1)	926	936	941	930	689	926	689
Total annualized in-force premiums and fees by product line	3,331	3,343	3,327	3,300	2,780	3,331	2,780

Assets Under Management by Fund Group:
General account	1,817	1,854	1,870	1,829	1,866	1,817	1,866
Separate account	16	15	15	15	14	16	14
Total AUM	1,833	1,869	1,886	1,844	1,880	1,833	1,880

(1) Includes benefit administration annual recurring revenue and Health Account Solutions products.

Investment Management

Voya Financial	Page 22 of 45
Investment Management Sources of Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Twelve Months Ended or As of
(in millions USD)	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022	12/31/2023	12/31/2022
Sources of operating earnings before income taxes:
Investment capital and other investment income, excluding alts/prepays above/below expectations	9	9	9	8	8	35	33
Alternative investment income and prepayment fees above (below) long-term expectations	(2)	(2)	—	2	(9)	(2)	(29)
Investment spread and other investment income	6	7	9	10	(1)	33	3
Fee based margin (1)	221	226	217	218	216	883	753
Net revenue (2)	228	233	226	229	215	916	756
Administrative expenses (3)	(170)	(170)	(163)	(186)	(158)	(690)	(570)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	57	63	63	42	57	225	186
Adjusted Operating Margin TTM	24.6%	24.9%	24.7%	23.4%	24.7%
Adjusted Operating Margin Excluding Notables TTM	24.9%	25.5%	26.4%	25.4%	26.8%
Fee based margin (1)
Investment advisory and administrative revenue	222	224	218	216	209	881	736
Other fee based margin	—	2	(1)	2	6	3	17
Fee based margin	221	226	217	218	216	883	753

Reconciliation to Adjusted operating earnings before income taxes
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	57	63	63	42	57	225	186
Less: Earnings (loss) attributable to Allianz noncontrolling interest	13	14	14	9	14	49	27
Adjusted operating earnings before income taxes	45	49	50	33	42	177	158

(1) Includes mutual fund third party distribution revenues which are reported net of distribution expenses, consistent with the U.S. GAAP presentation.
(2) Refer to the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(3) Includes expenses attributable to investment capital results above (below) long-term expectations.

Voya Financial	Page 23 of 45
Investment Management Analysis of AUM and AUA

	Three Months Ended					Twelve Months Ended or As of
(in millions USD)	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022	12/31/2023	12/31/2022
Client Assets:
External Clients
Institutional	148,722	147,904	156,435	164,443	161,502	148,722	161,502
Retail	138,239	128,120	131,391	126,212	121,833	138,239	121,833
Subtotal External Clients	286,961	276,024	287,826	290,654	283,335	286,961	283,335
General Account	34,740	35,792	36,154	36,934	38,028	34,740	38,028
Total Client Assets (AUM)	321,701	311,816	323,980	327,589	321,363	321,701	321,363
Assets under Advisement and Administration (AUA)	56,043	55,066	57,326	56,310	55,601	56,043	55,601
Total AUM and AUA	377,744	366,882	381,306	383,899	376,963	377,744	376,963

Investment Advisory and Administrative Revenues (1)
External Clients
Institutional	87	90	91	92	90	360	352
Retail	112	111	103	99	95	425	284
Subtotal External Clients	199	201	194	191	185	785	636
General Account	18	19	19	20	20	76	80
Total Investment Advisory and Administrative Revenues (AUM)	217	219	213	211	205	860	717
Administration Only Fees	5	5	5	5	5	20	20
Total Investment Advisory and Administrative Revenues	222	224	218	216	209	881	736

Revenue Yield (bps) (1)
External Clients
Institutional	23.9	23.5	22.7	22.6	22.1	23.2	20.7
Retail	34.1	33.7	32.1	31.6	31.1	32.9	22.1
Revenue Yield on External Clients	28.7	28.2	26.8	26.5	26.0	27.6	21.3
General Account	20.3	20.6	20.8	20.8	20.8	20.6	21.0
Revenue Yield on Client Assets (AUM)	27.8	27.4	26.2	25.8	25.3	26.8	21.3
Revenue Yield on Advisement and Administrative Only Assets (AUA)	3.4	3.2	3.5	3.7	3.7	3.5	3.6
Total Revenue Yield on AUM and AUA (bps)	24.1	23.7	22.8	22.6	22.3	23.3	18.8

Revenue Yield on Client Assets (AUM) TTM	26.8	26.2	25.8	23.1	21.3	26.8	21.3

(1) Investment Advisory and Administrative Revenues and resulting Revenue Yields exclude any performance fees.

Voya Financial	Page 24 of 45
Investment Management Account Rollforward by Source

	Three Months Ended					Twelve Months Ended or As of
(in millions USD)	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022	12/31/2023	12/31/2022
Institutional AUM:
Beginning of period AUM	147,904	156,435	164,443	161,503	160,720	161,503	148,921
Inflows	4,197	4,258	4,911	5,739	8,249	19,106	24,470
Outflows	(9,588)	(9,620)	(8,694)	(6,683)	(7,904)	(34,585)	(20,796)
Net flows - Institutional	(5,390)	(5,361)	(3,783)	(945)	345	(15,480)	3,675
Change in Market Value	8,269	(2,178)	2,829	5,171	2,341	14,090	(19,689)
Other (Including Acquisitions / Divestitures)	(2,060)	(991)	(7,054)	(1,286)	(1,903)	(11,391)	28,595
End of period AUM - Institutional	148,722	147,904	156,435	164,443	161,503	148,722	161,502
Organic Growth (Net Flows/Beginning of period AUM)	-3.6%	-3.4%	-2.3%	-0.6%	0.2%	-9.6%	2.5%
Market Growth %	5.6%	-1.4%	1.7%	3.2%	1.5%	8.7%	-13.2%
Retail AUM:
Beginning of period AUM	128,120	131,391	126,212	121,833	118,016	121,833	76,908
Inflows	8,409	9,138	7,894	8,361	7,203	33,803	18,783
Outflows	(8,444)	(8,093)	(7,773)	(8,019)	(7,400)	(32,329)	(21,384)
Net flows - Retail	(36)	1,046	122	342	(198)	1,474	(2,601)
Net Money Market Flows	190	56	64	(36)	51	273	197
Change in Market Value	10,935	(3,369)	7,013	4,242	3,232	18,820	(15,633)
Net Flows from Divested Businesses	(536)	(490)	(516)	(515)	(497)	(2,058)	(2,156)
Other (Including Acquisitions / Divestitures)	(435)	(513)	(1,503)	346	1,229	(2,104)	65,119
End of period AUM - Retail	138,239	128,120	131,391	126,212	121,833	138,239	121,833
Retail Organic Growth excluding Net Flows from Divested Businesses and Sub-advisor Replacements (Net Flows / Beginning of period AUM)	—%	0.8%	0.1%	0.3%	-0.2%	1.2%	-3.4%
Market Growth %	8.5%	-2.6%	5.6%	3.5%	2.7%	15.4%	-20.3%
Net Flows:
Institutional Net Flows	(5,390)	(5,361)	(3,783)	(945)	345	(15,480)	3,675
Retail Net Flows	(36)	1,046	122	342	(198)	1,474	(2,601)
Net Flows from Divested Businesses	(536)	(490)	(516)	(515)	(497)	(2,058)	(2,156)
Total Net Flows	(5,962)	(4,806)	(4,178)	(1,118)	(350)	(16,063)	(1,082)
Net Flows excluding Net Flows from Divested Businesses and Sub-advisor Replacements	(5,426)	(4,316)	(3,662)	(602)	147	(14,005)	1,074
Total External Clients Organic Growth (Net Flows excluding Divested Businesses and Sub-advisor Replacement / Beginning period AUM)	-2.0%	-1.5%	-1.3%	-0.2%	0.1%	-4.9%	0.5%

Voya Financial	Page 25 of 45
Investment Management Account Value by Asset Type

	Balances as of
(in millions USD)	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022
Institutional
Equity	22,789	21,164	23,803	24,470	22,943
Fixed Income - Public	49,128	49,486	54,186	59,786	57,532
Fixed Income - Privates	63,899	64,516	65,795	67,126	67,809
Alternatives	12,907	12,738	12,651	13,060	13,218
Money Market	—	—	—	—	—
Total	148,722	147,904	156,435	164,443	161,502

Retail
Equity	68,711	62,420	67,759	63,429	60,244
Fixed Income - Public	65,612	62,126	60,278	59,638	58,480
Fixed Income - Privates	365	396	437	455	483
Alternatives	1,368	1,217	1,042	902	822
Money Market	2,183	1,961	1,875	1,788	1,803
Total	138,239	128,120	131,391	126,212	121,833

General Account
Equity	129	226	237	237	237
Fixed Income - Public	17,815	18,181	18,696	19,286	19,748
Fixed Income - Privates	14,634	14,976	14,886	14,826	14,942
Alternatives	1,707	1,815	2,003	2,226	2,378
Money Market	456	593	333	360	724
Total	34,740	35,792	36,154	36,934	38,028

Combined Asset Type
Equity	91,628	83,810	91,799	88,136	83,424
Fixed Income - Public	132,554	129,794	133,160	138,710	135,760
Fixed Income - Privates	78,898	79,887	81,118	82,406	83,234
Alternatives	15,981	15,770	15,696	16,189	16,418
Money Market	2,639	2,554	2,207	2,148	2,527
Total	321,701	311,816	323,980	327,589	321,363

Total Private and Alternative Assets	94,879	95,657	96,814	98,595	99,652
% of Private and Alternative Assets / Total AUM	29.5%	30.7%	29.9%	30.1%	31.0%

Corporate

Voya Financial	Page 27 of 45

Corporate Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Twelve Months Ended
(in millions USD)	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022	12/31/2023	12/31/2022
Interest expense (excluding Preferred stock dividends) (1)	(29)	(30)	(33)	(33)	(33)	(125)	(142)
Preferred stock dividends	(4)	(14)	(4)	(14)	(4)	(36)	(36)
Stranded costs net of TSA revenue	—	—	—	—	—	—	(9)
Pension expense (2)	(11)	(11)	(11)	(11)	(11)	(44)	(41)
Other (3)	11	3	(6)	(11)	(12)	(3)	(25)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	(33)	(52)	(54)	(69)	(60)	(208)	(253)
Less: Earnings (loss) attributable to Allianz noncontrolling interest	1	—	—	(1)	(1)	(1)	(1)
Adjusted operating earnings before income taxes	(34)	(52)	(53)	(68)	(59)	(207)	(251)

(1) Includes other operating expenses related to financing agreements.
(2) Pension expense includes service costs for our qualified defined benefit pension plan and service and interest costs for our non-qualified defined benefit pension plan, but excludes the estimated return on plan assets net of interest costs for our qualified defined benefit pension plan as well as net actuarial gains (losses) related to all of our pension plans and other post retirement plans, which includes actuarial gains and (losses) as a result of differences between actual and expected experience on plan assets or projected benefit obligations.

(3) Other primarily includes changes in incentive compensation accruals for above (below) target performance, corporate insurance costs, investment income on assets backing surplus in excess of amounts held at the segment level, and certain corporate expenses that are either short duration projects or other items not expected to recur at the same level.

Net Revenue, Adjusted Operating Margin,
Administrative Expenses, and Adjusted Operating Return on Capital

Voya Financial	Page 29 of 45
Net Revenue and Adjusted Operating Margin

	Three Months Ended					Twelve Months Ended
(in millions USD)	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022	12/31/2023	12/31/2022
Net Revenue Excluding Notable Items
Wealth Solutions
Investment spread and other investment income	234	238	239	249	252	960	951
Fee based margin	262	259	252	243	238	1,016	1,003
Net underwriting gain (loss) and other revenue	5	2	4	4	5	15	13
Wealth Solutions Net Revenue	502	499	495	496	495	1,991	1,967
Health Solutions
Investment spread and other investment income	24	25	24	23	24	97	90
Fee based margin	56	57	58	53	3	224	17
Net underwriting gain (loss) and other revenue	197	200	261	233	202	891	785
Health Solutions Net Revenue	277	283	343	309	230	1,212	892
Investment Management
Investment capital and other investment income	9	9	9	8	8	35	33
Fee based margin	221	226	217	218	216	883	753
Investment Management Net Revenue	230	235	226	227	224	918	785
Total Net Revenue Excluding Notable Items (1)	1,008	1,016	1,064	1,032	949	4,120	3,642
Adjusted Operating Earnings Excluding Notable Items
Wealth Solutions	187	202	188	166	195	742	773
Health Solutions	48	71	125	97	83	341	294
Investment Management	60	66	62	41	64	228	210
Total Adjusted Operating Earnings Excluding Corporate and Notable Items (1)	295	339	375	303	342	1,311	1,277
Corporate	(33)	(52)	(54)	(69)	(60)	(208)	(253)
Total Adjusted operating earnings Excluding Notable Items, including Allianz noncontrolling interest	261	287	321	234	282	1,103	1,024
Less: Earnings (loss) attributable to Allianz noncontrolling interest excluding notable items	13	14	13	8	13	48	26
Total Adjusted Operating Earnings Excluding Notable Items (1)	248	273	308	226	269	1,055	997
Adjusted Operating Margin Excluding Notable Items
Wealth Solutions	37.2%	40.5%	38.0%	33.4%	39.3%	37.3%	39.3%
Health Solutions	17.5%	25.2%	36.3%	31.3%	36.0%	28.1%	33.0%
Investment Management	25.9%	27.9%	27.4%	18.0%	28.6%	24.9%	26.8%
Total Adjusted Operating Margin Excluding Corporate and Notable Items	29.2%	33.3%	35.2%	29.4%	36.0%	31.8%	35.0%
Total Adjusted Operating Margin Including Corporate, Excluding Notable Items	25.9%	28.2%	30.2%	22.7%	29.7%	26.8%	28.1%
Adjusted Operating Margin Excluding Notable Items TTM
Wealth Solutions	37.3%	37.8%	37.7%	38.6%	39.3%
Health Solutions	28.1%	32.2%	35.8%	33.5%	33.0%
Investment Management	24.9%	25.5%	26.4%	25.4%	26.8%
Total Adjusted Operating Margin Excluding Corporate and Notable Items	31.8%	33.4%	34.6%	34.4%	35.0%
Total Adjusted Operating Margin Including Corporate, Excluding Notable Items	26.8%	27.7%	28.5%	27.7%	28.1%

(1) Refer to the “Reconciliations” section for a reconciliation of net revenue to net revenues excluding notable items and of adjusted operating earnings before income taxes to adjusted operating earnings excluding notable items.

Voya Financial	Page 30 of 45
Administrative Expenses

	Three Months Ended					Twelve Months Ended
(in millions USD)	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022	12/31/2023	12/31/2022
Wealth Solutions	(236)	(216)	(228)	(251)	(223)	(931)	(867)
Health Solutions	(131)	(122)	(128)	(124)	(71)	(506)	(276)
Investment Management	(170)	(170)	(163)	(186)	(158)	(690)	(570)
Stranded costs net of TSA revenue (1)	—	—	—	—	—	—	(9)
Total Administrative Expenses (1)(2)	(537)	(508)	(519)	(561)	(452)	(2,127)	(1,722)

(1) Includes Stranded Costs, net of associated TSA revenue, subsequent to the closing of the Individual Life Transaction.
(2) Excludes certain expenses reported in Corporate related to changes in incentive compensation accruals for above (below) target performance, pension expense, and certain corporate expenses that are either short duration projects or expenses not expected to recur at the same level.

Voya Financial	Page 31 of 45
Adjusted Operating Return on Allocated Capital

	Twelve Months Ended
(in millions USD, unless otherwise indicated)	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022
Wealth Solutions
Adjusted operating earnings before income taxes - before interest	632	630	579	602	697
Income tax expense	79	80	71	77	98
Adjusted Operating Earnings - before interest and after income taxes	553	550	508	525	599
Adjusted Operating effective tax rate (1)	11.9%	13.5%	13.3%	10.9%	12.7%
Adjusted Operating effective tax rate TTM	12.5%	12.7%	12.2%	12.8%	14.1%
Average Capital	3,496	3,557	3,619	3,679	3,710
Ending Capital (2)	3,395	3,460	3,470	3,520	3,670
Adjusted Return on Capital	15.8%	15.4%	14.0%	14.2%	16.1%

Health Solutions
Adjusted operating earnings before income taxes - before interest	315	349	450	376	304
Income tax expense	66	73	95	79	64
Adjusted Operating Earnings - before interest and after income taxes	249	275	355	297	240
Adjusted Operating effective tax rate (1)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate TTM	21.0%	21.0%	21.0%	21.0%	21.0%
Average Capital	1,172	1,039	877	698	591
Ending Capital (2)	1,153	1,230	1,289	1,263	662
Adjusted Return on Capital	21.2%	26.5%	40.5%	42.6%	40.6%

Investment Management
Adjusted operating earnings before income taxes - before interest	177	174	163	153	158
Income tax expense	37	37	34	32	33
Adjusted Operating Earnings - before interest and after income taxes	140	137	129	121	125
Adjusted Operating effective tax rate (1)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate TTM	21.0%	21.0%	21.0%	21.0%	21.0%
Average Capital	809	800	757	673	582
Ending Capital (2)	847	798	806	810	797
Adjusted Return on Capital	17.3%	17.2%	17.0%	17.9%	21.5%

(1) We assume a 21% tax rate on segment Adjusted operating earnings, less the estimated benefit of the dividends received deduction and foreign tax credits in our Wealth Solutions segment.
(2) Capital is allocated to each of our segments in proportion to each segment’s target statutory capital, plus an allocation of the differences between statutory capital and total Voya Financial, Inc. shareholders' equity on a GAAP basis (excluding AOCI), based on each segment’s portion of these differences.

Investment Information

Voya Financial	Page 33 of 45
Portfolio Results GAAP Book Value, Gross Investment Income, and Earned Rate by Asset Class

	Three Months Ended or As of								Year-to-Date or As of
(in millions USD)	12/31/2023				9/30/2023				12/31/2023
Invested Assets
Book Values, Gross investment income and Earned rate (1)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)
Public corporate	10,872	29.0%	150	5.5%	11,099	29.0%	140	5.1%	10,872	29.0%	585	5.1%
Private credit	7,894	21.0%	78	4.0%	8,138	21.0%	92	4.6%	7,894	21.0%	348	4.4%
Securitized (2)(3)	10,036	27.0%	151	6.2%	10,046	26.0%	153	6.2%	10,036	27.0%	616	6.1%
Commercial mortgage loans	5,190	14.0%	61	4.7%	5,343	14.0%	63	4.8%	5,190	14.0%	245	4.7%
Municipals	859	2.0%	8	3.9%	862	2.0%	8	3.8%	859	2.0%	35	3.9%
Short-term / Treasury	436	1.0%	5	4.7%	475	1.0%	5	4.5%	436	1.0%	20	4.5%
Equity securities	175	—%	3	8.4%	268	1.0%	6	9.7%	175	—%	19	7.8%
Policy loans	353	1.0%	4	5.1%	368	1.0%	5	5.7%	353	1.0%	20	5.9%
Derivatives	(9)	—%	3	N/A	(10)	—%	3	N/A	(9)	—%	12	N/A
Book Values and Gross Investment Income before variable components	35,806	96.0%	464	5.2%	36,591	95.0%	477	5.3%	35,806	96.0%	1,901	5.2%

Book Values and Gross Investment Income on variable components
Limited partnership	1,662	4.0%	3	0.8%	1,814	5.0%	24	5.4%	1,662	4.0%	73	4.2%
Prepayment / Other fee income	N/A	N/A	2	—%	N/A	N/A	2	—%	N/A	N/A	7	—%
Book Values and Gross Investment Income (variable)	1,662	4.0%	5	—%	1,814	5.0%	25	—%	1,662	4.0%	80	—%
Total Book Values and Gross Investment Income reflected in Adjusted Operating Earnings	37,469	100.0%	469	5.0%	38,405	100.0%	502	5.3%	37,469	100.0%	1,981	5.2%

(1) Table represents annualized yield for Voya's General Account assets. Investment results related to businesses exited through reinsurance or divestment, and other miscellaneous items are excluded.
(2) Includes operating investment income from CMO-B portfolio assets, including derivatives.
(3) For CMO-B securities subject to the fair value option, operating investment income is determined by applying the prospective cash flow yield. Other income attributable to market value changes are excluded.

Voya Financial	Page 34 of 45
Portfolio Results Statutory Carrying Values by Asset Class and NAIC Ratings

	Three Months Ended or As of (1)
(in millions USD)	9/30/2023		06/30/2023		03/31/2023		12/31/2022
Statutory Carrying Value	Statutory Value	SV %	Statutory Value	SV %	Statutory Value	SV %	Statutory Value	SV %
Public corporate	11,196	29.0%	11,576	30.0%	11,983	30.0%	12,282	30.0%
Private credit	7,981	21.0%	7,968	21.0%	7,944	20.0%	8,014	20.0%
Securitized	10,035	26.0%	10,305	27.0%	10,647	27.0%	10,688	26.0%
Municipals	862	2.0%	911	2.0%	921	2.0%	952	2.0%
Short-term / Treasury	772	2.0%	483	1.0%	485	1.0%	978	2.0%
Total Fixed maturities	30,846	81.0%	31,243	81.0%	31,979	81.0%	32,914	81.0%
Commercial mortgage loans	5,336	14.0%	5,335	14.0%	5,315	13.0%	5,412	13.0%
Limited partnership	1,625	4.0%	1,620	4.0%	1,794	5.0%	1,774	4.0%
Equity securities	396	1.0%	425	1.0%	462	1.0%	464	1.0%
Total	38,204	100.0%	38,624	100.0%	39,549	100.0%	40,565	100.0%

NAIC Ratings
Fixed Maturities:
NAIC 1	16,226	53.0%	16,248	52.0%	16,413	51.0%	17,016	52.0%
NAIC 2	13,335	43.0%	13,788	44.0%	14,337	45.0%	14,662	45.0%
NAIC 3 and below	1,285	4.0%	1,207	4.0%	1,229	4.0%	1,237	4.0%
Total Fixed maturities	30,846	100.0%	31,243	100.0%	31,979	100.0%	32,914	100.0%

Commercial Mortgage Loans:
CML 1	3,793	71.0%	3,866	72.0%	3,993	75.0%	4,246	78.0%
CML 2	1,117	21.0%	1,054	20.0%	905	17.0%	1,067	20.0%
CML 3 and below	426	8.0%	415	8.0%	417	8.0%	100	2.0%
Total Commercial mortgage loans	5,336	100.0%	5,335	100.0%	5,315	100.0%	5,412	100.0%

(1) Presented one quarter in arrears based on the timing of our statutory filings.

Voya Financial	Page 35 of 45
Alternative Investment Income

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022	12/31/2023	12/31/2022
Wealth Solutions
Average alternative investments	1,537	1,613	1,615	1,659	1,614	1,606	1,608
Alternative investment income	4	21	30	11	(5)	66	91
Health Solutions
Average alternative investments	171	199	179	125	160	169	164
Alternative investment income	—	3	4	1	(1)	7	8
Investment Management
Average alternative investments	318	326	325	318	316	322	337
Alternative investment income	5	5	8	9	(2)	27	1

Voya Financial	Page 36 of 45
Alternative Income and Prepayments Above (Below) Long-Term Expectations

	Three Months Ended					Twelve Months Ended
(in millions USD)	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022	12/31/2023	12/31/2022
Alternative Income Above (Below) Long-Term Expectations (1)
Wealth Solutions	(31)	(16)	(7)	(26)	(41)	(79)	(54)
Health Solutions	(5)	(2)	—	(2)	(5)	(10)	(7)
Investment Management	(2)	(2)	—	2	(9)	(2)	(29)
Total	(38)	(20)	(7)	(26)	(55)	(91)	(90)

Prepayments Above (Below) Long-Term Expectations (1)
Wealth Solutions	(8)	(8)	(7)	(7)	(9)	(31)	(22)
Health Solutions	—	—	—	—	—	—	—
Investment Management	—	—	—	—	—	—	—
Total	(8)	(8)	(7)	(7)	(9)	(31)	(22)

Alternative Income and Prepayments Above (Below) Long-Term Expectations (1)
Wealth Solutions	(39)	(24)	(14)	(33)	(50)	(110)	(76)
Health Solutions	(5)	(2)	—	(2)	(5)	(10)	(7)
Investment Management	(2)	(2)	—	2	(9)	(2)	(29)
Total	(46)	(28)	(14)	(34)	(64)	(122)	(112)

(1) Amount by which Investment income from alternative investments and prepayment fees exceeds or is less than our long-term expectation. Long-term expectation for alternative investments is a 9% annual return, which for 2023 and 2022 was approximately $47 million to $48 million per quarter, pre-tax and before variable compensation. Long-term expectation for prepayment fees is a 10 basis point annual contribution to yield, which for 2023 and 2022 was approximately $9 million to $10 million per quarter, pre-tax and before variable compensation.

Reconciliations

Voya Financial	Page 38 of 45
Reconciliation of Adjusted Operating Earnings Before Income Taxes and Earnings Per Common Share (Diluted)

	Three Months Ended
(in millions USD, except per share)	12/31/2023			9/30/2023			6/30/2023			3/31/2023			12/31/2022
	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)
Income (loss) available to Voya Financial, Inc.'s common shareholders		118	1.10		248	2.29		154	1.41		69	0.63		190	1.78
Plus: Net income (loss) attributable to noncontrolling interests		(3)	(0.03)		(16)	(0.14)		77	0.70		46	0.42		(57)	(0.54)
Less: Preferred stock dividends		(4)	0.04		(14)	(0.13)		(4)	(0.04)		(14)	(0.13)		(4)	(0.04)
Income (loss)	102	119	1.11	172	246	2.28	263	235	2.14	141	129	1.18	83	137	1.28
Less:
Net investment gains (losses) (3)	(10)	(8)	(0.08)	42	43	0.40	(38)	(30)	(0.27)	(9)	(7)	(0.06)	(10)	(8)	(0.07)
Income (loss) related to businesses exited or to be exited through reinsurance or divestment (4)	(60)	(38)	(0.36)	(68)	38	0.35	(21)	(17)	(0.15)	(33)	(26)	(0.23)	(34)	(27)	(0.25)
Net income (loss) attributable to noncontrolling interests	(3)	(3)	(0.03)	(16)	(16)	(0.14)	77	77	0.70	46	46	0.42	(57)	(57)	(0.54)
Dividend payments made to preferred shareholders	4	4	(0.04)	14	14	0.13	4	4	0.04	14	14	0.13	4	4	0.04
Other adjustments (5)	(30)	(10)	(0.09)	(28)	(21)	(0.19)	(52)	(41)	(0.38)	(70)	(56)	(0.51)	(26)	(3)	(0.03)
Adjusted operating earnings	202	174	1.63	229	189	1.74	294	243	2.21	192	158	1.44	206	227	2.13
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable compensation	(46)	(36)	(0.34)	(29)	(23)	(0.21)	(14)	(11)	(0.10)	(34)	(27)	(0.25)	(63)	(50)	(0.47)
Other (6)	—	—	—	(16)	(13)	(0.12)	—	—	—	—	—	—	—	53	0.50
Adjusted operating earnings excluding notable items	248	210	1.97	273	224	2.07	308	253	2.31	226	185	1.69	269	224	2.10

(1) For adjusted operating earnings, we apply a 21% tax rate and adjust for the dividends received deduction, tax credits, non-deductible compensation, and other tax benefits and expenses that relate to adjusted operating earnings. For net investment gains (losses), Income (loss) related to businesses exited, and other non-operating items, we apply a 21% tax rate and adjust for related tax benefits and expenses, including changes to tax valuation allowances and impacts related to changes in tax law.

(2) Per share calculations are based on un-rounded numbers.
(3) Includes a $45 million revaluation gain on the Voya India investment for the three months ended September 30, 2023. There was no tax expense associated with this gain.
(4) Includes a one-time tax benefit of $92 million related to a divested business for the three months ended September 30, 2023.
(5) Primarily consists of acquisition and integration costs associated with the Allianz Global Investors and Benefitfocus transactions and amortization of acquisition-related intangible assets. For the three months ended December 31, 2023, also includes $20 million, after-tax, of severance costs and a $17 million, after-tax, net favorable adjustment to certain acquisition-related assets and liabilities. For the three months ended June 30, 2023, also includes a $13 million, after-tax, impairment related to a vacated leased building.

(6) Includes changes in certain legal and other reserves not expected to recur at the same level and favorable tax adjustments primarily related to foreign tax credits.

Voya Financial	Page 39 of 45
Reconciliation of Adjusted Operating Earnings and Earnings Per Common Share (Diluted)

	Twelve months ended
(in millions USD, except per share)	12/31/2023			12/31/2022
	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)
Income (loss) available to Voya Financial, Inc.'s common shareholders		589	5.42		474	4.30
Plus: Net income (loss) attributable to noncontrolling interests		104	0.96		(77)	(0.70)
Less: Preferred stock dividends		(36)	(0.33)		(36)	(0.33)
Income (loss)	678	729	6.71	428	433	3.93
Less:
Net investment gains (losses) (3)	(15)	(2)	(0.02)	(190)	(150)	(1.36)
Income (loss) related to businesses exited or to be exited through reinsurance or divestment (4)	(182)	(44)	(0.40)	(138)	(109)	(0.99)
Net income (loss) attributable to noncontrolling interests	104	104	0.96	(77)	(77)	(0.70)
Dividend payments made to preferred shareholders	36	36	0.33	36	36	0.33
Other adjustments (5)	(180)	(128)	(1.18)	(111)	(74)	(0.67)
Adjusted operating earnings	916	763	7.02	908	807	7.32
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable compensation	(123)	(97)	(0.89)	(106)	(84)	(0.76)
Other (6)	(16)	(13)	(0.12)	17	67	0.60
Adjusted operating earnings excluding notable items	1,055	873	8.03	997	824	7.48

(1) For adjusted operating earnings, we apply a 21% tax rate and adjust for the dividends received deduction, tax credits, non-deductible compensation, and other tax benefits and expenses that relate to adjusted operating earnings. For net investment gains (losses), Income (loss) related to businesses exited, and other non-operating items, we apply a 21% tax rate and adjust for related tax benefits and expenses, including changes to tax valuation allowances and impacts related to changes in tax law.

(2) Per share calculations are based on un-rounded numbers.
(3) Includes a $45 million revaluation gain on the Voya India investment for the twelve months ended December 31, 2023. There was no tax expense associated with this gain.
(4) Includes a one-time tax benefit of $92 million related to a divested business for the twelve months ended December 31, 2023.
(5) Primarily consists of acquisition and integration costs associated with the Allianz Global Investors and Benefitfocus transactions and amortization of acquisition-related intangible assets. For the twelve months ended December 31, 2023, also includes $27 million, after-tax, of severance costs, a $17 million, after-tax, net favorable adjustment to certain acquisition-related assets and liabilities, and a $13 million, after-tax, impairment related to a vacated leased building. For the twelve months ended December 31, 2022, also includes a $25 million, after-tax, impairment to the fair value of a wholly-owned office building.

(6) In 2023, includes changes in certain legal and other reserves not expected to recur at the same level. In 2022, includes changes in certain other reserves not expected to recur at the same level, favorable tax adjustments primarily related to foreign tax credits, and COVID-19 Impacts.

Voya Financial	Page 40 of 45

Reconciliation of Adjusted Operating Revenues

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022	12/31/2023	12/31/2022
Total revenues	1,819	1,823	1,871	1,835	1,555	7,348	5,930
Less:
Net investment gains (losses)	(23)	40	(46)	(14)	(17)	(44)	(215)
Revenues (losses) related to businesses exited or to be exited through reinsurance or divestment	60	21	2	30	16	113	(123)
Revenues (loss) attributable to noncontrolling interests	37	22	128	60	(44)	247	(33)
Other adjustments	59	24	67	60	54	211	121
Total adjusted operating revenues	1,686	1,717	1,721	1,697	1,547	6,822	6,183

Adjusted operating revenues by segment
Wealth Solutions	686	702	705	684	669	2,776	2,778
Health Solutions	764	768	775	774	649	3,082	2,582
Investment Management	228	233	226	229	215	916	756
Corporate	9	14	15	11	15	48	67
Total adjusted operating revenues	1,686	1,717	1,721	1,697	1,547	6,822	6,183

Voya Financial	Page 41 of 45
Wealth Solutions and Health Solutions Reconciliation of Net Revenues

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022	12/31/2023	12/31/2022
Wealth Solutions
Adjusted operating revenues	page 8	686	702	705	684	669	2,776	2,778
Interest credited and other benefits to contract owners/policyholders		(223)	(226)	(224)	(222)	(224)	(895)	(886)
Net revenue	page 15	462	475	481	463	445	1,881	1,892
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		(39)	(24)	(14)	(33)	(50)	(110)	(76)
Net revenue excluding notable items	page 29	502	499	495	496	495	1,991	1,967
Health Solutions
Adjusted operating revenues	page 8	764	768	775	774	649	3,082	2,582
Interest credited and other benefits to contract owners/policyholders		(491)	(504)	(433)	(467)	(424)	(1,895)	(1,680)
Net revenue	page 19	272	264	342	306	225	1,185	902
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		(5)	(2)	—	(2)	(5)	(10)	(7)
Group Life Covid-19 impacts		—	—	—	—	—	—	(40)
Other adjustments to net underwriting gain (loss) and other revenue (1)		—	(16)	—	—	—	(16)	57
Net revenue excluding notable items	page 29	277	283	343	309	230	1,212	892

(1) Includes changes in certain legal and other reserves not expected to recur at the same level.

Voya Financial	Page 42 of 45
Investment Management and Consolidated Reconciliation of Net Revenues

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022	12/31/2023	12/31/2022
Investment Management
Adjusted operating revenues	page 8	228	233	226	229	215	916	756
Net revenue	page 22	228	233	226	229	215	916	756
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		(2)	(2)	—	2	(9)	(2)	(29)
Net revenue excluding notable items	page 29	230	235	226	227	224	918	785
Consolidated
Total Adjusted operating revenues	page 8	1,686	1,717	1,721	1,697	1,547	6,822	6,183
Interest credited and other benefits to contract owners/policyholders		(715)	(730)	(656)	(689)	(648)	(2,790)	(2,566)
Corporate Adjusted operating revenues (1)		(9)	(14)	(15)	(11)	(15)	(48)	(67)
Net revenue	pages 15/19/22	962	972	1,050	998	885	3,982	3,550
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		(46)	(28)	(14)	(34)	(64)	(122)	(112)
Group Life Covid-19 impacts		—	—	—	—	—	—	(40)
Other adjustments		—	(16)	—	—	—	(16)	57
Net revenue excluding notable items	page 29	1,008	1,016	1,064	1,032	949	4,120	3,642

(1) Includes primarily TSA Revenue.

Voya Financial	Page 43 of 45
Reconciliation of Adjusted Operating Earnings Before Income Taxes Excluding Notable Items by Segment

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022	12/31/2023	12/31/2022
Wealth Solutions
Adjusted operating earnings before income taxes	page 15	147	179	174	132	145	632	697
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable compensation		(39)	(24)	(14)	(33)	(50)	(110)	(76)
Adjusted operating earnings excluding notable items	page 29	187	202	188	166	195	742	773

Health Solutions
Adjusted operating earnings before income taxes	page 19	44	53	124	94	78	315	304
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable compensation		(5)	(2)	—	(2)	(5)	(10)	(7)
Group Life Covid-19 impacts		—	—	—	—	—	—	(40)
Other (1)		—	(16)	—	—	—	(16)	57
Adjusted operating earnings excluding notable items	page 29	48	71	125	97	83	341	294

Investment Management
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	page 22	57	63	63	42	57	225	186
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable compensation		(2)	(3)	1	2	(7)	(3)	(24)
Adjusted operating earnings excluding notable items, including Allianz noncontrolling interest	page 29	60	66	62	41	64	228	210
Less: Earnings (loss) attributable to Allianz noncontrolling interest excluding notable items		13	14	14	9	14	49	27
Adjusted operating earnings excluding notable items		47	52	49	31	50	180	182

(1) Includes changes in certain legal and other reserves not expected to recur at the same level.

Voya Financial	Page 44 of 45
Reconciliation of Adjusted Operating Earnings Before Income Taxes Excluding Notable Items by Segment

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022	12/31/2023	12/31/2022
Corporate
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	page 27	(33)	(52)	(54)	(69)	(60)	(208)	(253)
Adjusted operating earnings excluding notable items, including Allianz noncontrolling interest	page 29	(33)	(52)	(54)	(69)	(60)	(208)	(253)
Less: Earnings (loss) attributable to Allianz noncontrolling interest excluding notable items		1	—	—	(1)	(1)	(1)	(1)
Adjusted operating earnings excluding notable items		(34)	(52)	(53)	(68)	(59)	(207)	(253)

Consolidated
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	page 7	215	242	307	200	219	964	934
Less:
Total Notable Items Adjustments		(46)	(45)	(14)	(34)	(63)	(139)	(89)
Adjusted operating earnings excluding notable items, including Allianz noncontrolling interest		261	287	321	234	282	1,103	1,024
Less: Earnings (loss) attributable to Allianz noncontrolling interest excluding notable items		13	14	13	8	13	48	26
Adjusted operating earnings excluding notable items	page 29	248	273	308	226	269	1,055	997

Voya Financial	Page 45 of 45
Reconciliation of Book Value Per Common Share, Excluding AOCI, Leverage Ratio and Adjusted Diluted Shares

	Three Months Ended or As of					Year-to-Date or As of
(in whole dollars)	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022	12/31/2023	12/31/2022
Book value per common share, including AOCI	34.80	23.93	29.19	34.03	28.16	34.80	28.16
Per share impact of AOCI	23.32	33.62	26.40	25.92	31.43	23.32	31.43
Book value per common share, excluding AOCI	58.12	57.55	55.59	59.95	59.59	58.12	59.59

Debt to capital ratio	33.3%	40.1%	37.7%	36.1%	40.0%	33.3%	40.0%
Capital impact of adding noncontrolling interest	-7.6%	-10.3%	-8.9%	-7.3%	-8.4%	-7.6%	-8.4%
Impact of adding other financial obligations and treatment of preferred stock (1)	10.0%	11.3%	10.4%	9.8%	9.9%	10.0%	9.9%
Capital impact of excluding AOCI	-7.9%	-13.3%	-10.0%	-9.1%	-12.0%	-7.9%	-12.0%
Financial leverage ratio excluding AOCI	27.8%	27.8%	29.2%	29.5%	29.5%	27.8%	29.5%

Reconciliation of shares used in Adjusted operating earnings per common share (Diluted)
Weighted-average common shares outstanding - Basic	104.0	105.8	103.0	97.7	97.3	102.7	100.7
Dilutive effect of warrants	—	—	4.0	8.9	7.2	3.3	7.2
Other dilutive effects (2)	2.8	2.7	2.8	2.9	2.2	2.8	2.3
Weighted-average common shares outstanding - Diluted	106.9	108.4	109.8	109.6	106.7	108.8	110.2
Dilutive effect of the exercise or issuance of stock-based awards (3)	—	—	—	—	—	—	—
Weighted average common shares outstanding - Adjusted Diluted (3)	106.9	108.4	109.8	109.6	106.7	108.8	110.2

(1) Includes operating leases, finance leases, and unfunded pension plan after-tax and the impact of eliminating equity treatment for preferred stock.
(2) Includes stock-based compensation awards such as restricted stock units (RSU), performance stock units (PSU), or stock options.
(3) For periods in which there is Net loss available to common shareholders, adjusted operating earnings per common share (EPS) calculation includes additional dilutive shares, as the inclusion of these shares for stock compensation plans would not be anti-dilutive to the adjusted operating EPS calculation.